Accuvest Global Opportunities ETF
NYSE Arca Ticker: ACCU

Sub-advised by:
Accuvest Global Advisors

ADVISORSHARES TRUST
2 Bethesda Metro Center
Suite 1330
Bethesda, Maryland  20814
www.advisorshares.com
877.THE.ETF1

Prospectus dated January 20, 2012

This Prospectus provides important information about the Accuvest Global Opportunities ETF (the “Fund”), a series of AdvisorShares Trust (the “Trust”). Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information (“SAI”) carefully and keep it for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
SUMMARY INFORMATION	1
INVESTMENT OBJECTIVE	1
FUND FEES AND EXPENSES	1
PORTFOLIO TURNOVER	2
PRINCIPAL INVESTMENT STRATEGIES	2
PRINCIPAL RISKS OF INVESTING IN THE FUND	2
FUND PERFORMANCE	4
MANAGEMENT	5
PURCHASE AND SALE OF FUND SHARES	5
TAX INFORMATION	5
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	5
MORE INFORMATION ABOUT THE TRUST AND THE FUND	6
MORE INFORMATION ABOUT THE INVESTMENT OBJECTIVE	6
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES	6
MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND	7
OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFS	8
OTHER INVESTMENT PRACTICES AND STRATEGIES	11
PORTFOLIO HOLDINGS	11
MANAGEMENT OF THE FUND	11
SHAREHOLDER INFORMATION	15
DISTRIBUTION PLAN	16
ADDITIONAL TAX INFORMATION	16
FINANCIAL HIGHLIGHTS	19
ADDITIONAL INFORMATION	20

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ACCUVEST GLOBAL OPPORTUNITIES ETF (NYSE Arca Ticker: ACCU)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE
The Accuvest Global Opportunities ETF (the “Fund”) seeks long-term capital appreciation in excess of global equity benchmarks such as the MSCI All Country World Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.95%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES(a)	0.28%
ACQUIRED FUND FEES AND EXPENSES(b)	0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES(c)	1.78%

(a)
Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year. If “Other Expenses” exceeds the estimated amount and causes the Fund’s Total Annual Fund Operating Expenses to exceed 1.25% (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) (the “Fee Cap”), the Advisor has contractually agreed to reduce its fees and/or reimburse expenses to keep the Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding the Fee Cap for at least a year from the date of this Prospectus. The Fee Cap arrangement (i) may be terminated at any time by the Board of Trustees, and (ii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

(b)
As a shareholder in certain Underlying ETFs (the “Acquired Funds”), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” are based upon estimated amounts for the current fiscal year.

(c)
The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds.  This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund.  If commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 YEAR	3 YEARS
ACCUVEST GLOBAL OPPORTUNITIES ETF	$181	$561

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is a “fund-of-funds” that seeks to achieve its investment objective by investing primarily in other exchange-traded funds (the “Underlying ETFs”). Accuvest Global Advisors (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by investing in Underlying ETFs that provide diversified exposure to select economies around the world.  The Sub-Advisor ranks countries on a monthly basis using its proprietary country ranking model in order to determine their relative attractiveness. The Sub-Advisor then endeavors to invest in Underlying ETFs, which may be both affiliated and unaffiliated with the Fund, that individually or in combination correspond generally to the price and yield performance of the specific countries (or regions) identified as most attractive by the model.  The Sub-Advisor believes that attractive returns can only be achieved by actively structuring portfolios distinct from simply tracking market indices.  As a result, the Fund’s portfolio will be invested only in countries with the highest rankings as identified by the Sub-Advisor’s proprietary country ranking process.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to a number of risks that may affect the value of its shares, including:

Allocation Risk.  The Fund’s particular allocations may have a significant effect on the Fund’s performance.  Allocation risk is the risk that the selection of the Underlying ETFs and the allocation of assets among the Underlying ETFs will cause the Fund to underperform (i) other funds with similar investment objectives that do not allocate their assets in the same manner or (ii) the market as a whole.

Early Closing Risk.  An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

Liquidity Risk.  Trading in shares of the Fund or an Underlying ETF may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for the shares will develop or be maintained.

Market Risk.  Due to market conditions, the Fund’s investments may fluctuate significantly from day to day.  This volatility may cause the value of your investment in the Fund to decrease.

Trading Risk.  Shares of the Fund may trade below their net asset value (“NAV”).  The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings.

Underlying ETF Investment Risk.  Through its investments in the Underlying ETFs, the Fund will be subject to the risks associated with the Underlying ETFs’ investments, including the possibility that the value of the securities held by an Underlying ETF could decrease.  These risks include any combination of the risks described below. The Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation to the Underlying ETFs and the Underlying ETFs’ exposure to various security types and geographic regions.

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•
Emerging Markets Risk. There is an increased risk of price volatility associated with an Underlying ETF’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

•
Equity Risk. The prices of equity securities in which an Underlying ETF invests rise and fall daily.  These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

•
Foreign Currency Risk.  Currency movements may negatively impact the value of an Underlying ETF security even when there is no change in the value of the security in the issuer’s home country. Certain of the Underlying ETFs may not hedge against the risk of currency exchange rate fluctuations, while other Underlying ETFs may if there is volatility in currency exchange rates.

•
Foreign Securities Risk.  An Underlying ETF’s investments in securities of foreign issuers involve certain risks including, but not limited to, risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

•
Geographic Investment Risk.  Each Underlying ETF invests a significant portion of its assets in the securities of issuers organized in one or more jurisdictions around the world, or in securities or instruments that provide exposure to such issuers. As such, each Underlying ETF is likely to be impacted by economic conditions or events affecting the particular market or markets reflected by its name. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Underlying ETF’s performance.  Initially the Fund is expected to have significant exposure to the regions listed below.  The Sub-Advisor anticipates, however, that the Fund’s exposure to particular regions and countries will vary greatly and may change frequently.

ASIA. To the extent an Underlying ETF’s investments have significant investment exposure to Asia, the Underlying ETF will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that region. While certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions.

EASTERN EUROPE.  An Underlying ETF’s investments may have significant exposure to companies located in Eastern Europe. Because of this, companies in the Underlying ETF’s portfolio may react similarly to political, social, and economic developments in any of the Eastern European countries.

EUROPE.  Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries.

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PACIFIC REGION. Many of the Pacific region economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region’s economies are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources.

NORTH AMERICA.  The United States is Canada’s largest trading and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. The United States is also a significant trading partner of many emerging markets in which the Underlying ETFs invest. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on these markets.

•
Investment Risk.  Similar to an investment in the Fund, an investment in an Underlying ETF is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an Underlying ETF. Further, there is no guarantee that an Underlying ETF will be able to achieve its investment objective.

•
Large-Cap Risk.  An Underlying ETF may invest in large-cap companies.  Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of small- and mid-cap companies or the market as a whole.

•
Mid-Cap Risk.  An Underlying ETF may invest in mid-cap companies.  Mid-sized companies may be more volatile and more likely than large-cap companies to have limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-cap companies could trail the returns on investments in stocks of larger or smaller companies or the market as a whole.

•
Small-Cap Risk. An Underlying ETF may invest in small-cap companies.  Small-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-cap companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter, and may or may not pay dividends.  During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the Underlying ETF’s performance could be adversely affected.

•
Tracking Error Risk. An Underlying ETF’s manager may not be able to cause the Fund’s performance to correspond to that of the Underlying ETF’s benchmark, either on a daily or aggregate basis. Tracking error may cause the Underlying ETF’s performance to be less than expected.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE
The Fund is new and therefore does not have a performance history for a full calendar year.

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MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor

Accuvest Global Advisors	Sub-Advisor

PORTFOLIO MANAGER

Name and Title	Length of Service with Sub-Advisor
David Garff, President & Portfolio Manager	Since 2005
Brad Jensen, Managing Director & Portfolio Manager	Since 2008
David Allen, Senior Associate & Portfolio Manager	Since 2006
Chris Heyman, Senior Associate & Portfolio Manager	Since 2008

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares.  A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds. This Prospectus describes the Accuvest Global Opportunities ETF (the “Fund”).

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including shares of the Fund.

Creation Units of the Fund are issued and redeemed principally in-kind for shares of the Underlying ETFs. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without a shareholder vote.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index.  Instead, it uses an active investment strategy that seeks to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Investment Philosophy
The Sub-Advisor believes that global equity markets provide ongoing return opportunities for disciplined investors, and that the best way to gain exposure to these markets is through a broadly diversified portfolio of country or region-specific ETFs that minimizes individual security risks.  The Sub-Advisor has developed its country ranking model around the premise that in the long run, country-specific effects are the most important drivers of global equity returns.  The Sub-Advisor selects countries (or regions), not individual equity securities (except shares of the Underlying ETF).

Investment Process & Portfolio Construction
Though its proprietary country ranking model, the Sub-Advisor ranks countries on a monthly basis in order to determine their relative attractiveness.

The Sub-Advisor uses a four step process to create its portfolio allocations:

1.
Qualify Countries: In order to determine which countries qualify to be included in the country ranking model, the Sub-Advisor evaluates primarily two criteria.  First, a qualified country must be part of the MSCI All Country World Index.  Second, there must be a liquid ETF that tracks the performance of the qualified country’s stock market, either in the large capitalization or small capitalization range.

2.
Analyze Factor Data: The Sub-Advisor collects and analyzes data on every qualified country in the model on a monthly basis.  Currently, the Sub-Advisor evaluates nearly 40 individual factors and uses these factors to compare qualified countries to one another.  These factors represent various types of investment strategies that may be employed by the Sub-Advisor and are classified within four factor groups: Fundamental, Momentum, Risk, and Valuation.

3.
Rank Countries: Each month the Sub-Advisor uses the weighted individual factor scores for each country in the model to assign each country a relative attractiveness score.  This monthly score is used rank countries from most attractive to least attractive.

4.
Create Portfolio:  The Sub-Advisor creates the portfolio based on the underlying attractiveness score of each country in the model.  The most attractive 5-6 countries will receive allocations in the portfolio, and the Sub-Advisor will purchase single country ETFs that represent investments in those countries’ equity markets.  As this portfolio is benchmark agnostic, the only constraint is that no single country ETF may receive more than a 25% allocation at purchase price.

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Transparency
The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in Underlying ETFs that provide diversified exposure to select economies around the world.

The Underlying ETFs are themselves investment companies registered under the Investment Company Act of 1940, the shares of which trade on a national securities exchange.  Generally, the Underlying ETFs will seek to track the performance of specific securities indices that correspond generally to the price and yield performance, before fees and expenses, of specific indices representing countries or regions.  However, the Advisor also may invest in Underlying ETFs that are actively managed to achieve similar exposure. The Underlying ETFs may be managed by a third party not affiliated with the Advisor or Sub-Advisor or managed by the Advisor, Sub-Advisor or an affiliated party of either.

Under normal market conditions, the Fund will purchase shares of the Underlying ETFs in the secondary market.  When the Fund invests in an Underlying ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the Underlying ETF’s expenses (including operating cost and management fees). Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an Underlying ETF.

Through its investments in the Underlying ETFs, the Fund will be subject to the risks associated with the Underlying ETFs’ investments.  Please see “Overview of the Principal Risks of the Underlying ETFs” section for a description of these risks.

Along with the risks associated with the Underlying ETFs, which are discussed in more detail below, the Fund is subject to a number of other risks that may affect the value of its shares, including:

Allocation Risk.  The Fund’s particular allocations may have a significant effect on the Fund’s performance.  Allocation risk is the risk that the selection of the Underlying ETFs and the allocation of assets among the Underlying ETFs will cause the Fund to underperform other funds with a similar investment objective that seek to achieve their investment objectives by investing directly in the securities or instruments held by Underlying ETFs, by investing in a different selection of Underlying ETFs, or by pursuing a different allocation of assets among such Underlying ETFs. Because the risks and returns of different Underlying ETFs can vary widely over any given time period, the Fund’s performance could suffer if a particular Underlying ETF does not perform as expected.

Early Closing Risk.  The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time.  Unanticipated early closings of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day.  If the Exchange closes early on a day when a shareholder needs to execute a high volume of trades late in a trading day, the shareholder might incur substantial trading losses.

Investment Risk.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shareholders of the Fund may experience losses with respect to their investments in the Fund.

Liquidity Risk.  Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.  In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.  There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

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Market Risk.  Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time.  The Fund’s and an Underlying ETF’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets.  The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.  Fluctuations in the value of securities and financial instruments in which the Fund or an Underlying ETF invests will cause the NAV of the Fund or the Underlying ETF to fluctuate.  Historically, the markets have moved in cycles, and the value of the Fund’s and an Underlying ETF’s securities may fluctuate drastically from day to day.  Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Trading Risk.  Shares of the Fund may trade below their NAV.  The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings.  The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand.  However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFs

The value of your investment in the Fund is based primarily on the prices of the Underlying ETFs that the Fund purchases.  In turn, the price of each Underlying ETF is based on the value of its securities.  The prices of these securities change daily and each Underlying ETF’s performance reflects the risks of investing in a particular asset class or classes.  An overview of the principal risks of the Underlying ETFs is provided below.  The degree to which the risks described below apply to the Fund varies according to its asset allocation.  A complete list of each Underlying ETF can be found daily on the Trust’s website.  Each investor should review the complete description of the principal risks of each Underlying ETF prior to investing in the Fund.

Emerging Markets Risk. An Underlying ETF’s investments in securities of emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.  It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with an Underlying ETF’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Risk.  The prices of equity securities in which the Underlying ETFs invest rise and fall daily.  These price movements may result from factors affecting individual companies, industries or the securities market as a whole.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Currency Risk.  The Fund may invest in Underlying ETFs that hold securities denominated in foreign currency.  The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of an Underlying ETF security even when there is no change in the value of the security in the issuer’s home country. Certain of the Underlying ETFs may not hedge against the risk of currency exchange rate fluctuations, while other Underlying ETFs may if there is volatility in currency exchange rates.

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Foreign Securities Risk.  An Underlying ETF’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  An Underlying ETF with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  Foreign withholdings taxes may be imposed on income earned by an Underlying ETF’s investment in foreign securities which may reduce the return on such investments.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Geographic Investment Risk.  Each Underlying ETF invests a significant portion of its assets in the securities of issuers organized in one or more jurisdictions around the world, or in securities or instruments that provide exposure to such issuers. As such, each Underlying ETF is likely to be impacted by economic conditions or events affecting the particular market or markets reflected by its name. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Underlying ETF’s and indirectly the Fund’s performance. Initially the Fund is expected to have significant exposure to the regions listed below.  The Sub-Advisor anticipates, however, that the Fund’s exposure to particular regions and countries will vary greatly and may change frequently.

ASIA. To the extent an Underlying ETF’s investments have significant investment exposure to Asia, the Underlying ETF will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that region. While certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Each of these factors may impact the ability of the Underlying ETF to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Underlying ETF shares and cause the Underlying ETF to decline in value.

EASTERN EUROPE.  An Underlying ETF’s investments may have significant exposure to companies located in Eastern Europe. Because of this, companies in the Underlying ETF’s portfolio may react similarly to political, social, and economic developments in any of the Eastern European countries. For example, many companies in the same region may be dependent on related government fiscal policies. Companies may be adversely affected by new or unanticipated legislative changes that could affect the value of such companies and, therefore, the fund’s share price. The Underlying ETF’s returns and share price may be more volatile than those of a less concentrated portfolio.

EUROPE. Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries.

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PACIFIC REGION.  Many of the Pacific region economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region’s economies are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources. Currency devaluations or restrictions, political and social instability, and deteriorating economic conditions may result in significant downturns and increased volatility in the economies of countries of the Pacific region, as it has in the past.

NORTH AMERICA.  The United States is Canada’s largest trading and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy.  Since the implementation of the North American Free Trade Agreement in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled.  To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s dependency on the U.S. economy. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy.  The United States is also a significant trading partner of many emerging markets in which the Underlying ETFs invest. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on these markets.

Investment Risk.  Similar to an investment in the Fund, an investment in an Underlying ETF is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an Underlying ETF. Further, there is no guarantee that an Underlying ETF will be able to achieve its investment objective.

Large-Cap Risk.  An Underlying ETF may invest in large-cap companies.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments, such as small-cap stocks or the market as a whole, the Underlying ETF’s performance could be adversely affected.

Mid-Cap Risk.  An Underlying ETF may invest in mid-cap companies.  Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when mid-cap stocks fall behind other types of investments, large-cap stocks or the market as a whole, the Underlying ETF’s performance could be adversely affected.

Small-Cap Risk.  Historically, small-cap stocks have been riskier than large- and mid-cap stocks.  Accordingly, Underlying ETFs that invest in small-cap securities may be more volatile than Underlying ETFs that invest in large- and mid-cap securities.  Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns.  Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.  In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies.  Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.  These risks are even greater for the micro-cap companies that the Underlying ETFs may own.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them.  Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements.  Micro-cap companies are even more vulnerable to adverse business and market developments. During a period when small-cap stocks fall behind other types of investments, such as large-cap stocks, or the market as a whole, the Underlying ETF’s performance could be adversely affected.

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Tracking Error Risk. An Underlying ETF’s manager may not be able to cause the Fund’s performance to correspond to that of the Underlying ETF’s benchmark, either on a daily or aggregate basis. Tracking error can arise due to factors such as the affect of transaction fees and expenses incurred by the Underlying ETF, changes in composition of the benchmark, and the ability of the Underlying ETF manager or sponsor to successfully implement his or her investment strategy. Tracking error may cause the Underlying ETF’s performance to be less than expected.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions.  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality debt securities and money market instruments either directly or through Underlying ETFs.  The Fund may be invested in this manner for extended periods depending on the Sub-Advisor’s assessment of market conditions.  Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and bonds that are BBB or higher.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds the Fund will bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Please see the Fund’s SAI for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR
AdvisorShares Investments, LLC, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, serves as investment advisor of the Fund.  The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor.  The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities.  As of December 1, 2011, the Advisor had approximately $436,400,000 in assets under management. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor is entitled to 0.95% of the NAV of the Fund.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor.  The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.  The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for at least one year from the date of this Prospectus.  The expense limitation agreement (i) may be terminated at any time by the Board of Trustees, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to the Fund; upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.  If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

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The Trust is in the process of applying for exemptive relief from the U.S. Securities and Exchange Commission (“SEC”), which, if obtained, will permit the Advisor, subject to certain conditions, to terminate the existing Sub-Advisors or hire new Sub-Advisors for the Fund, to materially amend the terms of particular agreements with Sub-Advisors or to continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement is expected to be approved by the Board, Consequently, under the exemptive order, the Advisor will have the right to hire, terminate and replace Sub-Advisors when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new Sub-Advisor, shareholders of the Fund will receive notification of the change. This manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the investment advisory agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval, Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval. Until the Advisor and the Trust obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s first Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

INVESTMENT SUB-ADVISOR
Accuvest Global Advisors, located at 3100 Oak Road, Suite 380, Walnut Creek, California 94597, serves as investment sub-advisor to the Fund.  The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund investment objective, policies and restrictions. The Sub-Advisor was established in 2005. The Sub-Advisor serves as investment advisor to a variety of individual and institutional investor accounts. As of December 1, 2011, the Sub-Advisor managed approximately $385,000,000 in assets for families, foundations, institutional investors, private funds, and financial intermediaries.

Pursuant to an investment sub-advisory agreement between the Sub-Advisor and the Advisor, the Advisor pays the Sub-Advisor, on a monthly basis out of its management fee, an annual advisory fee of 0.50% based on the average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the investment sub-advisory agreement will be available in the Fund’s first Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

PORTFOLIO MANAGERS
The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

David Garff, CIMA, President & Portfolio Manager
David serves as the President of the Sub-Advisor.  He heads the Investment Committee, Portfolio Management and Research teams.  David’s responsibilities include oversight of the firm’s asset allocation process, CST investment strategy, country selection model and hedge fund of funds portfolios. He began his investment career in 1992 with Merrill Lynch, and then spent 10 years as a consultant with Smith Barney, serving the needs of affluent families, Foundations and Endowments.  David graduated with a B.A. in Economics and Spanish Translation from Brigham Young University, and a Masters Degree in Business Administration, with a concentration in Finance, from the Haas School of Business at the University of California, Berkeley.  He earned the Certified Investment Management Analyst designation as well as an Alternative Investments Certificate, both taught under the joint auspices of the Wharton School of Business, and the Investment Management Consulting Association.

Brad Jensen, CIMA, Managing Director & Portfolio Manager
Brad serves as a Managing Director at the Sub-Advisor.  He heads the Global Strategy team for the firm, is a member of the Investment Committee, and is a Senior Portfolio Manager.  Brad’s responsibilities include investment strategy, asset allocation, portfolio management and security selection.  Brad holds these same responsibilities at William Wright Associates, a California Investment Advisor.  He earned his MBA in international finance from The Thunderbird School of Global Management.  Brad has over twenty-five years of investment experience, having joined William Wright Associates in 1985 and has been active in the management of the firm’s client portfolios since that time. Brad earned the Certified Investment Management Analyst designation under the joint auspices of the Wharton School of Business, and the Investment Management Consulting Association.

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David Allen, Senior Associate & Portfolio Manager
David serves as a Senior Associate at the Sub-Advisor.  He is a member of the Investment Committee, the Portfolio Management team, and serves as the firm’s Chief Compliance Officer.  David’s responsibilities also include firm-wide communication, marketing and institutional business development.  David joined the Sub-Advisor in 2006 after completing his bachelor’s degree from the Marshall School of Business at the University of Southern California.

Chris Heyman, Senior Associate & Portfolio Manager
Chris serves as a Senior Associate at the Sub-Advisor.  He is a member of the Investment Committee and Portfolio Management team.  Chris’ responsibilities include portfolio implementation, reporting, and operations for the firm.  He has received Advent’s Back Office and Performance Certifications. Chris joined the Sub-Advisor in 2008 after working for William Wright Associates Limited from 2006-2007.  He holds a bachelor’s degree from the Marriot School of Business at Brigham Young University.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

PORTFOLIO MANAGER’S PRIOR RECORD
In addition to managing the Fund’s portfolio, the Sub-Advisor acts as portfolio manager to its Global Opportunities Composite which consists of 12 discretionary equity accounts. The Global Opportunities Composite has an inception date of October 1, 2005.  The Global Opportunities Composite has substantially similar objectives, policies, and strategies as those of the Fund.  Since October 1, 2005, the Sub-Advisor has had primary responsibility for the investments of the Global Opportunities Composite, and final authority over all aspects of the portfolio’s investment, including but not limited to purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the portfolio’s investment policies and strategies.  The Sub-Advisor will have the same degree of discretion in advising the Fund.

The performance tables below reflect the performance of the Global Opportunities Composite, which has substantially similar investment objectives, policies, and strategies as those of the Fund, for the entire period (subject to public availability of such information) during which the portfolio managers have had primary responsibility for the investments of the accounts comprising the Composite.  Composite performance is presented gross of foreign withholding taxes on dividends, interest income, and capital gains. Withholding taxes may vary according to the investor’s domicile. Composite returns represent investors domiciled primarily outside of the United States. MSCI All Country World (Free) Index uses withholding tax rates applicable to US holding companies. The investment management fee schedule for the composite is 1% on the first $1 Million, 0.75% on $1 Million to $5 Million, and 0.50% above $5 Million. Actual investment advisory fees incurred by clients may vary. Past performance is not indicative of future results. Returns are presented gross and net of management fees and include the reinvestment of all income. Actual returns will be reduced by investment advisory fees and other expenses that may be incurred in the management of the account.

The total returns of the Global Opportunities Composite since the inception October 1, 2005 and compared with the performance of the MSCI ACWI (Free) Index* were:

*The Morgan Stanley Capital International’s All Country World (Free) Index is a widely recognized, capital-weighted, index composed of companies representative of the market structure of 47 Developed and Emerging Market countries in the Americas, Europe/Middle East, and Asia/Pacific Regions. The index is calculated without dividends or with gross dividends reinvested, in both US Dollars and Local.

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Accuvest Global Opportunities Composite
as of 12/31/2011

Trailing Period Performance	1 Year	2 Year	3 Year	4 Year	5 Year	6 Year	Inception*
Global Opportunities Composite - Net	-19.17	0.59	13.74	-4.84	-2.06	2.75	3.95
MSCI ACWI (Free) Index	-7.35	2.17	12.01	-5.06	-1.93	1.56	2.51
*      Inception 10/01/05.
**      The Composite is composed of 4-6 single-country ETFs and is “benchmark agnostic.”

Calendar Year Performance	2011	2010	2009	2008	2007	2006
Global Opportunities Composite - Net	-19.17	25.18	45.44	-44.27	9.91	30.55
MSCI ACWI (Free) Index	-7.35	12.67	34.63	-42.20	11.66	20.95

The performance information shown above is designed to demonstrate the historical track record of the Sub-Advisor. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance.  Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses.  The information was prepared by the Sub-Advisor and taken from publicly available sources. The Fund believes that such information is reliable, but does not guarantee its accuracy, timeliness or completeness. In addition, the information presented is current as of the date shown but may not be current as of the date you review it.

OTHER SERVICE PROVIDERS
Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares.  The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares.  The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, The Bank of New York Mellon, or their affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

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Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Fund.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia PA 19103, serves as the Fund’s independent registered public accounting firm.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE (NAV)
The Fund calculates its NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its investment portfolios at market price.  If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. Because the Fund invests primarily in Underlying ETFs with readily available pricing, it is expected that there would be limited circumstances in which the Fund would use fair value pricing – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES
The prices of the Fund’s shares are based on market price, which may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.  The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds.  This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION
Information showing the number of days the market prices of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Funds’ website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS
The Fund pays out dividends, if any, to shareholders at least annually.  The Fund distributes its net capital gains, if any, to shareholders annually.

ACTIVE INVESTORS AND MARKET TIMING
Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash.  Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

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BOOK ENTRY
Shares are held in book-entry form, which means that no stock certificates are issued.  DTC or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants.  DTC serves as the securities depository for all shares.  Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC.  As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares.  Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies).  These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN THE FUND
For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus.  However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment.  At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and shareholders.  The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action.  You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund.  More information about taxes is located in the SAI. You are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”).  As long as the Fund qualifies as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.

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Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•
The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income.  Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Dividends received by the Fund from an Underlying ETF taxable as a RIC are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such Underlying ETF. Absent further legislation income dividends will be subject to tax at the same rates applicable to ordinary income rates for taxable years beginning after December 31, 2012.

•
Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).

•
Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares.  Long-term capital gains are currently taxed at a maximum rate of 15%.  Absent further legislation, the maximum 15% rate applicable to long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•
Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

•	Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year.

•	The Fund may be able to pass through to you foreign tax credits it receives from the Underlying ETFs provided such Underlying ETFs meet certain requirements.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	The Fund will inform you of the amount of your ordinary income dividends, income, foreign tax credits, and long-term capital gain distributions shortly after the close of each calendar year.

•
If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account.  You should consult your tax advisor regarding the tax rules that apply to your retirement account.

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Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

Derivatives and Complex Securities

The Underlying ETFs that the Fund invests in may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, swaps, and futures contracts.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Underlying ETFs are treated as ordinary income or capital gain, accelerate the recognition of income to the Underlying ETFs and/or defer the Underlying ETFs’ ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.  Additional information regarding the Underlying ETFs’ investment in complex securities can be found in the Fund’s SAI.

Investment in Certain Underlying ETFs

The Fund intends to invest substantially all of its assets in Underlying ETFs that are taxable as RICs under the Code. Accordingly, the income the Fund receives from such Underlying ETFs will satisfy the qualifying income test with respect to the Fund’s qualification as a RIC. The Fund, however, may also invest in one or more Underlying ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income. The Sub-Advisor and Advisor anticipate monitoring its investments in such Underlying ETFs very closely to keep the Fund’s non-qualifying income within the acceptable limits, but, notwithstanding these efforts, it is possible that the non-qualifying income from such Underlying ETFs may be more than anticipated and may result in the Fund inadvertently failing the qualifying income requirement necessary for the Fund to qualify as a RIC. Additional information regarding the consequences to the Fund if it fails to qualify as a RIC can be found in the Fund’s SAI.

Investment in Foreign Securities

The Underlying ETFs may be subject to foreign withholding taxes on income they may earn from investing in foreign securities which may reduce the return on such investments. Additional information regarding the Underlying ETFs’ investment in foreign securities can be found in the Fund’s SAI.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met.  The Fund may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.  Absent future legislation, the exemption from the 30% U.S. withholding tax applicable to “interest-related dividends” and “short-term capital gain dividends” will cease to apply to taxable years beginning on or after January 1, 2012.

In addition, beginning in 2013, a 30% U.S. withholding tax will be imposed on dividends and proceeds of sales paid to foreign shareholders if certain reporting requirements are not satisfied.

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Backup Withholding

The Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  You should consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS

Financial Statements and Annual Reports will be available after the Fund has completed a fiscal year of operations.

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Accuvest Global Opportunities ETF

Advisor	AdvisorShares Investments, LLC 2 Bethesda Metro Center, Suite 1330 Bethesda, Maryland 20814
Sub-Advisor	Accuvest Global Advisors 3100 Oak Road, Suite 380 Walnut Creek, California 94597
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, D.C. 20004
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, NY 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated January 20, 2012. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at advisorshares.com, or writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland  20814. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

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STATEMENT OF ADDITIONAL INFORMATION

ADVISORSHARES TRUST
2 Bethesda Metro Center
Suite 1330
Bethesda, Maryland 20814
877.843.3831
www.advisorshares.com

AdvisorShares Trust (the “Trust”) is an investment company offering professionally managed investment portfolios. This Statement of Additional Information (“SAI”) relates to shares of the following portfolio (the “Fund”):

Accuvest Global Opportunities ETF (ACCU)

This SAI is not a prospectus.  It should be read in conjunction with the Fund’s Prospectus, dated January 20, 2012 which incorporates this SAI by reference.  Capitalized terms not defined herein are defined in the Prospectus.  Copies of the Fund’s Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone number above. Shares of the Fund are subject to listing on NYSE Arca, Inc. (the “Exchange”), and will trade in the secondary market.

The date of this SAI is January 20, 2012

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GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on July 30, 2007.  The Trust is permitted to offer separate series (i.e., funds) and additional series may be created from time to time.

As of the date of this SAI, the Trust offers sixteen separate funds:

Dent Tactical ETF	Accuvest Global Long Short ETF (formerly, Mars Hill Global Relative Value ETF)	WCM/BNY Mellon Focused Growth ADR ETF
Cambria Global Tactical ETF	Peritus High Yield ETF	Active Bear ETF
Madrona Domestic ETF	Madrona International ETF	Madrona Global Bond ETF
Meidell Tactical Advantage ETF	Accuvest Global Opportunities ETF	Rockledge SectorSAM ETF
TrimTabs Float Shrink ETF	Star Global Buy-Write ETF	QAM Equity Hedge ETF
AdvisorShares Global Echo ETF

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the fund, and in the net distributable assets of the fund on liquidation. All payments received by the Trust for shares of any fund belong to that fund.  Each fund has its own assets and liabilities.

The shares of the Fund are subject to approval for listing on the Exchange. The shares of the Fund described in the Fund’s Prospectus will trade on the Exchange at market prices that may be below, at, or above net asset value (“NAV”) of the Fund.

The Fund offers and issues shares at NAV only in aggregated lots of 25,000 or more shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for: (i) a basket of individual  equity securities or equity securities included in its Underlying ETFs, as defined below, (the “Deposit Securities”); and (ii) an amount of cash (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment.

The Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units for the Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with U.S. Securities and Exchange Commission (“SEC”) requirements applicable to management investment companies offering redeemable securities. See the “Creation and Redemption of Creation Units” section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General
The Fund is a “fund of funds” that seeks to achieve its investment objective by investing primarily in other exchange-traded funds (the “Underlying ETFs”) that provide diversified exposure to various economies around the world.  The Fund primarily invests in U.S. listed, country specific, foreign equity ETFs. The Fund charges its own expenses and also indirectly bears a proportionate share of the Underlying ETFs’ expenses.

AdvisorShares Investments, LLC (the “Advisor”) serves as the investment advisor to the Fund. The day-to-day portfolio management of the Fund is provided by Accuvest Global Advisors, the sub-advisor to the Fund (the “Sub-Advisor”).

The Fund will periodically change the composition of its portfolio to best meet its investment objective. The Fund charges its own expenses and also indirectly bears a proportionate share of the Underlying ETF’s expenses. The Prospectus describes the key features of the Fund, as well as important additional information.

The Fund’s investment objective is to achieve long-term capital appreciation in excess of global equity benchmarks such as the MSCI All Country World Index. The investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without a shareholder vote.

Investment Strategy
The Sub-Advisor seeks to achieve the Fund's investment objective by investing in Underlying ETFs that provide diversified exposure to select economies around the world.  The Sub-Advisor ranks countries on a monthly basis using its proprietary country ranking model in order to determine their relative attractiveness. The Sub-Advisor then endeavors to invest in Underlying ETFs, which may be both affiliated and unaffiliated with the Fund, that individually or in combination correspond generally to the price and yield performance of the specific countries (or regions) identified as most attractive by the model.  The Sub-Advisor believes that attractive returns can only be achieved by structuring portfolios distinct from simply tracking market indices.  As a result, the Fund’s portfolio will be invested only in countries ranked with the highest rankings as identified by the Sub-Advisor's proprietary country ranking process.

RISK FACTORS

Borrowing
While the Fund does not anticipate doing so, the Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the Investment Company Act of 1940 (the “1940 Act”), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.  The Fund is authorized to pledge portfolio securities as the Sub-Advisor deems appropriate as may be necessary in connection with any borrowings for extraordinary or emergency purposes, in which event such pledging may not exceed 15% of the Fund’s assets, valued at cost.

Equity Securities
The Fund, and the Underlying ETFs, may invest in equity securities.  Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund, or an Underlying ETF, may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Fund or an Underlying ETF may invest in the types of equity securities described below:

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Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

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Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

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Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

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Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

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Small and Medium Capitalization Issuers.  Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

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Master Limited Partnerships (“MLPs”).  MLPs are limited partnerships in which the ownership units are publicly traded.  MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.  MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.  Generally, a MLP is operated under the supervision of one or more managing general partners.  Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.  Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

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Rights.  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.  Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.  An investment in rights may entail greater risks than certain other types of investments.  Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer.  In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

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Depositary Receipts.  American Depositary Receipts (“ADRs”), as well as Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored.  These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.  The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers.  Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates.  Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers.  In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.  A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility.  Holders of unsponsored depositary receipts generally bear all the costs of the facility.  The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.  The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement.  The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.  With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees.  Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

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Investments in Foreign Equity Securities.   The Fund, through its investment in certain Underlying ETFs, may have exposure to the equity securities of foreign issuers, including the securities of foreign issuers in emerging countries.  Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization.  The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets.  Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets.  This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities.  Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

Geographic Risk. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, an Underlying ETF that focuses on a single country (e.g., China or Russia), or a specific region (e.g., the Europe or African countries) is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Middle East or Africa, can be interdependent and may decline all at the same time.

latin america: Latin American economies are generally considered emerging markets and are generally characterized by high interest, inflation, and unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements.

middle east and africa: Certain Middle Eastern/African markets are in only the earliest stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern/African countries typically are fewer in number and less well capitalized than brokers in the United States. In addition, the political and legal systems in Middle Eastern/African countries may have an adverse impact on an Underlying ETF and thus the Fund.

Investments in Underlying ETFs
The Fund currently intends to invest primarily in the securities of Underlying ETFs consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof.  Generally, a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund. A fund may also invest in the securities of other investment companies if the fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. The Trust has entered into agreements with several unaffiliated ETFs that permit, pursuant to an SEC order, the Fund to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above. The Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

If the Fund invests in, and thus, is a shareholder of, an Underlying ETF, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such Underlying ETF, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

The Fund will invest in Underlying ETFs that are primarily index-based ETFs that hold substantially all of their assets in securities representing a country (or region) specific index.  The main risk of investing in index-based investments is the same as investing in a portfolio of securities comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs).  Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.  The Fund also may invest in Underlying ETFs that are actively managed.

Futures and Options Transactions
Futures and Options on Futures.  The Fund, through its investments in certain Underlying ETFs, may have exposure to futures contracts and options on futures contracts.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An Underlying ETF should reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Underlying ETFs may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.  To the extent the Fund, through its investments in certain Underlying ETFs, has exposure to futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of all of its series, including the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a fund registered under the 1940 Act, such as an Underlying ETF, purchases or sells a futures contract, or sells an option thereon, the fund is required to “cover” its position in order to limit leveraging and related risks.  To cover its position, the fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the fund may undertake and on the potential increase in the speculative character of the fund’s outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, the fund should maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on a fund manager’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options.  The Fund, through its investments in certain Underlying ETFs, may have exposure to put and call options.  The Underlying ETFs may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a fund, such as an Underlying ETF, writes an option on a security, on an index or a foreign currency, it typically establishes a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A fund may trade put and call options on securities, securities indices and currencies, as the fund’s manager determines is appropriate in seeking the fund’s investment objective, and except as restricted by the fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the fund delivers the security upon exercise.

A fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the fund may seek to purchase in the future.  The fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the fund, loss of the premium paid may be offset by an increase in the value of the fund’s securities or by a decrease in the cost of acquisition of securities by the fund.

A fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the fund will realize as profit the premium received for such option. When a call option of which the fund is the writer is exercised, the fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the fund is the writer is exercised, the fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Securities
While the Fund does not anticipate doing so, the Fund may hold illiquid securities, including securities that are not readily marketable.  The Fund will not hold more than 15% of the Fund’s net assets in illiquid securities.  If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws.  The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid.  In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid.  Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Exchange-Traded Notes
The Fund may invest in exchange-traded notes (“ETNs”). ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity.  ETNs may be riskier than ordinary debt securities and may have no principal protection.  The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Closed-End Funds
The Fund and certain of the Underlying ETFs, may invest in closed-end funds. Closed-end funds are pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher or lower than the net asset value of a closed-end fund’s portfolio holdings. When such prices are higher, shares are said to be trading at a “premium.” When they are lower, shares are said to be trading at a “discount.” Closed-end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While the Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While the Fund attempts to invest in a diversified basket of closed-end funds, lackluster performance of a single closed-end fund can have a negative impact on the performance of the Fund as a whole. The Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in the Fund.

Lending of Portfolio Securities
The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor, Sub-Advisor, or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Portfolio Turnover
Portfolio turnover may vary from year to year, as well as within a year. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the Fund. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because the Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate.

Repurchase Agreements
The Fund may enter into repurchase agreements with financial institutions, which may be deemed to be loans.  The Fund follows certain procedures designed to minimize the risks inherent in such agreements.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Advisor.  In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.  In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.  However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets.  The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy.  However, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities.  Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.  Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund.  The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements.  Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

Swap Agreements
The Fund, through its investments in certain Underlying ETFs, may have exposure to swap agreements, including, but not limited to, total return swaps, index swaps, and interest rate swaps.  The Underlying ETFs may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a fund, such as an Underlying ETF, will calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

The fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations.  The fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  The fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.  The fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the fund is contractually obligated to make.  If a swap counterparty defaults, the fund’s risk of loss consists of the net amount of payments the fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the fund’s custodian.  Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

U.S. Government Securities
The Fund and the Underlying ETFs may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.  Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship.  In connection with the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”).  Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets.  This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership.  On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years.  As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac currently are protected.

When-Issued and Delayed-Delivery Securities
The Fund and certain of the Underlying ETFs from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction).  These securities are subject to market fluctuation and no interest accrues to the purchaser during this period.  At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV.  The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested.  At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.  The Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.  The Trust does not believe that the Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.

Zero Coupon Bonds
The Fund and certain of the Underlying ETFs may invest in U.S. Treasury zero-coupon bonds.  These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons.  Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity.  Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds.  Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.  Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments.  Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity.  Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds.  Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”).  While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds.  Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

Real Estate Investment Trusts (REITs)
The Fund, through its investment in Underlying ETFs, may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code.  The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which they invest in addition to the expenses paid by the Fund.  Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.  In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.  Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

INVESTMENT RESTRICTIONS

Fundamental Policies of the Fund
In addition to the limits disclosed above and the investment limitations described in the Prospectus, the Fund is subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan and (3) enter into reverse repurchase agreements.

Commodities. The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts.

Diversification. The Fund may not (i) with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*

Concentration. The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or shares of investment companies. The Fund will not invest 25% or more of its total assets in any investment company that so concentrates.*

Loans; Repurchase Agreements and Loans of Portfolio Securities.  The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Real Estate. The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Senior Securities. The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

_____________________________
* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective Depositary Receipt.

Underwriting. The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

Non-Fundamental Policies
The following investment limitation is a non-fundamental policy of the Fund and may be changed with respect to the Fund by the Board:

The Fund may not purchase illiquid securities.

CONTINUOUS OFFERING

The method by which Creation Units are created and sold may raise certain issues under applicable securities laws. Because new Creation Unit of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Shares of the Fund are listed and traded on the Exchange.  The shares of the Fund will trade on the Exchange at prices that may differ to some degree from the Fund’s NAV.  There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Sub-Advisor, the Advisor, and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order.  Nonetheless, the Sub-Advisor and Advisor believe that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

Brokerage Selection.  The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions.  When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Sub-Advisor may not select a broker-dealer based on the lowest commission rate available for a particular transaction.  In such cases, the Sub-Advisor may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services provided to the Sub-Advisor consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”), which provides that the Sub-Advisor may cause the Fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker-dealer would have charged as long as the Sub-Advisor makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.  To the extent the Sub-Advisor obtains brokerage and research services that it otherwise would acquire at its own expense, the Sub-Advisor may have an incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

The Sub-Advisor will only obtain brokerage and research services from broker-dealers in arrangements that are consistent with Section 28(e) of the Exchange Act.  The types of products and services that the Sub-Advisor may obtain from broker-dealers through such arrangements will include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  The Sub-Advisor may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services.  Any advisory or other fees paid to the Sub-Advisor are not reduced as a result of the receipt of brokerage and research services.

In some cases the Sub-Advisor may receive a product or service from a broker that has both a “research” and a “non-research” use.  When this occurs, the Sub-Advisor will make a good faith allocation between the research and non-research uses of the product or service.  The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while the Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Sub-Advisor faces a potential conflict of interest, but the Sub-Advisor believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Sub-Advisor, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under the 1940 Act and the Exchange Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

Securities of “Regular Broker-Dealers.”  The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or  (iii) sold the largest dollar amounts of the Trust’s shares.  Because the Fund is new, as of the date of this SAI, the Fund did not hold any securities of its “regular brokers and dealers.”

MANAGEMENT OF THE TRUST

Board Responsibilities.  The Board of Trustees is responsible for overseeing the management and affairs of the Fund and the Trust’s other funds, which are not described in this SAI. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust.  Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, Sub-Advisor, Distributor and Administrator.  The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers.  Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or funds.  Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Fund employs a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Board’s role in risk management oversight begins before the inception of a fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund.  Additionally, the fund’s Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure.  Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance Officer and the fund’s independent accountants.  The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and receives information about those services at its regular meetings.  In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and Sub-Advisory Agreement with the Advisor and Sub-Advisor, respectively, the Board meets with the Advisor and Sub-Advisor to review such services.  Among other things, the Board regularly considers the Advisor’s and Sub-Advisor’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.  The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s or Sub-Advisor’s use of higher-risk financial instruments in managing the Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Advisor risk assessments.  At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor and Sub-Advisor.  The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities.  The Administrator makes regular reports to the Board concerning investments for which market quotations are not readily available.  Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls.  Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods.  The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, Sub-Advisor, the Chief Compliance Officer, the independent registered public accounting firm, and other service providers, the Board and the Audit Committee review in detail any material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk.  Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Advisor, Sub-Advisor and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust.  Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust.  Also included below is the term of office for each of the Executive Officers of the Trust.  The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Chairman of the Board, Noah Hamman, is an interested person of the Trust as that term is defined in the 1940 Act.  No single independent Trustee serves as a lead independent Trustee.  The Trust has determined its leadership structure is appropriate given the specific characteristics the Trust and its operations.  The Trust made this determination in consideration of, among other things, the fact that the Trustees who are not interested persons of the Fund (i.e., “independent Trustees”) constitute at least fifty percent (50%) of the Board, the fact that the Audit Committee is composed of the independent Trustees, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board.  The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee
Interested Trustee
Noah Hamman* 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (born 1968)	Trustee, No set term; served since 2009	Founder of AdvisorShares Investments, LLC (2006-present); President and CEO of Arrow Investment Advisors, LLC (2006-2008); Vice-President - Business Development of Rydex Investments (2001 - 2006).	16	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (born 1952)	Trustee, No set term; served since 2009	Vice President / COO of NADA Retirement Administrators, Inc. (2009-present); President of Cardinal Trust and Investments; CIO for Wilson/Bennett Capital Management (2006); Senior Vice President and Chief Trust Officer at FBR National Trust Co., (2001-2006).	16	None
William G. McVay 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (born 1954)	Trustee, No set term; served since 2011	Founder of RDK Strategies, LLC (2007-present); Vice-President of Zephyr Associates, Inc., (2001- 2006); Vice-President of Financeware, Inc., (2000) Vice-President of Legg Mason Wood Walker, Inc., (1989-2000).	16	None
Officers of AdvisorShares Trust
Noah Hamman 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (born 1968)	Chief Executive Officer & President, No set term; served since 2009	Founder of AdvisorShares Investments, LLC (2006-present); President and CEO of Arrow Investment Advisors, LLC (2006-2008); Vice-President - Business Development of Rydex Investments (2001- 2006).	16	None
Dan Ahrens 4144 N. Central Expressway, Suite 600, Dallas, TX 75204 (born 1966)	Chief Compliance Officer, Secretary & Treasurer, No set term; served 2009	Executive Vice President of AdvisorShares Investments, LLC (2008 - present); President of Ahrens Advisors, LP (2005 - 2008); President of Mutuals Advisors, Inc. & Mutuals.com Funds (2003-2005).	16	None

*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

Board Standing Committee.  The Board has established the following standing committee:

Audit Committee.  The Board has a standing Audit Committee that is composed of each of the independent Board members of the Trust.  The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) serving as a channel of communication between the independent registered public accounting firm and the Board; (iv) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports; (v) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vi) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; (vii)  reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (viii) other audit related matters.  Each Independent Trustee serves as a member of the Audit Committee. The Audit Committee met four times during the most recently completed fiscal year.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Trust and the Fund provided to them by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund and its shareholders.  The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Hamman should serve as Trustee because of the experience he has gained with respect to mutual fund company business development, and the development of exchange-traded funds in particular, in his past position with Rydex Investments, and as the former president and co-founder of Arrow Investment Advisors, LLC, a registered investment adviser to a mutual fund company. Mr. Hamman’s knowledge of and experience in the financial services industry, in general, also qualifies him to serve as Trustee.

The Trust has concluded that Ms. Piper/Bach should serve as Trustee because of her extensive experience in and knowledge of public company accounting and auditing, the financial services industry and in fiduciary and banking law.  In particular, during her 30 years in the financial services industry, Ms. Piper/Bach has gained relevant experience in her roles as vice president and chief operating officer of a retirement services company, vice president and chief trust officer of a large custodian bank, and president of a large regional brokerage and wealth management group. In addition, Ms. Piper/Bach is currently serving a two-year term as the Investment Management Consultants Association (“IMCA”) vice president. She has been a director of the IMCA for five years and a member of the Finance, Audit, and Investment Committee, Personnel Committee, Certification Committee, Investments & Wealth Monitor Editorial Advisory Board as well as the Journal of Investment Consulting Editorial Advisory Board.

The Trust has concluded that Mr. McVay should serve as Trustee because of his extensive experience in providing investment advice and business consulting services to financial institutions, endowments, foundations, corporations and pension funds. In particular, during his 31 years in the financial services industry, Mr. McVay has gained relevant experience in his roles as founder of an investment management firm and vice-president and co-director of investment management services of a global asset management firm.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and all AdvisorShares funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.  ”Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.  The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Fund Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in All AdvisorShares Funds Overseen by Trustee
Interested Trustees
Noah Hamman	Accuvest Global Opportunities ETF	$0	$10,001 - $50,000
Independent Trustees
Elizabeth (Betsy) Piper/Bach	Accuvest Global Opportunities ETF	$0	$0 - $10,000
William G. McVay	Accuvest Global Opportunities ETF	$0	$0 - $10,000

 Board Compensation. – The following table sets forth the estimated compensation that will be paid to each Trustee by the Trust for the fiscal year ending June 30, 2012.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Interested Trustees
Noah Hamman	$0	N/A	N/A	$0
Independent Trustees
Elizabeth (Betsy) Piper/Bach	$2,000	N/A	N/A	$2,000
William G. McVay	$2,000	N/A	N/A	$2,000

Codes of Ethics
The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, Sub-Advisor and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1.  These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs.  Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust will annually disclose its complete proxy voting record on Form N-PX.  The Trust’s most recent Form N-PX will be available without charge, upon request by calling 877.843.3831 or by writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. The Trust’s Form N-PX will also be available on the SEC’s web site at www.sec.gov.

The Advisor and the Advisory Agreement
The Advisor, a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), is located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814.  The Advisor is a Delaware limited liability company organized on October 12, 2006. The membership units are owned and controlled by Wilson Lane Group, LLC (which is controlled by Noah Hamman), and by Fund.com, Inc.

Pursuant to an investment advisory agreement with the Trust dated June 2, 2009 (the “Advisory Agreement”), the Advisor serves as the investment advisor for the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control of the Board and the officers of the Trust.

For its investment management services, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% based on the average daily net assets of the Fund.  The Advisor has contractually agreed to reduce its fees and/or reimburse expense in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for at least a year from the date of the Fund’s Prospectus.  The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

The Advisor is responsible for the management of the Fund and oversees the investment and the reinvestment of the assets of the Fund by the Sub-Advisor, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust.  The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor.  The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of the Fund in order to limit the Fund’s operating expenses as described in the Prospectus.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Advisor, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund.  In addition, the Advisor may at any time terminate the Advisory Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust.

Factors considered by the Board in the approval or renewal of the Advisory Agreement will be included in the Fund’s first Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

The Sub-Advisor and the Sub-Advisory Agreement
The Sub-Advisor, a registered investment adviser under the Advisers Act, is located at 3100 Oak Road, Suite 380, Walnut Creek, California 94597. The Sub-Advisor is a California corporation organized in 2005.

Pursuant to an investment sub-advisory agreement with the Advisor dated May 18, 2011 (the “Sub-Advisory Agreement”), the Sub-Advisor serves as the investment sub-advisor for the Fund, makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Advisor and the Board.

Sub-Advisory Fees Paid to the Sub-Advisor.  For its services under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly, by the Advisor, at an annual rate based on the average daily net assets of the Fund. The fees are paid at the annual rates of 0.50%.  The Fund is newly organized and as of the date of this SAI, the Sub-Advisor has not yet received fees under the Sub-Advisory Agreement.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the respective Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement will terminate automatically in the event of its assignment, or in the event of a termination of the Advisory Agreement, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Advisor, or by the Sub-Advisor on 90 days’ written notice to the Trust. The Sub-Advisory Agreement provide that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Trust is in the process of applying for exemptive relief from the SEC, which, if obtained, will permit the Advisor, subject to certain conditions, including Board approval, to terminate existing Sub-Advisors or hire new Sub-Advisors for the Fund, to materially amend the terms of particular agreements with Sub-Advisors or to continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement, which is commonly referred to as a “manager of managers” arrangement, is expected to be approved by the Board. Consequently, under the exemptive order, the Advisor will have the right to hire, terminate and replace Sub-Advisors when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new Sub-Advisor, shareholders of the Fund will receive notification of the change. The manager of managers arrangement enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The arrangement does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the Advisory Agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval. Until the Advisor and the Trust obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Factors considered by the Board in the approval or renewal of the Sub-Advisory Agreement will be included in the Fund’s first Annual or Semi-Annual Report to Fund shareholders.

Portfolio Managers
This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Portfolio Manager Compensation

Compensation:  The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays its portfolio managers a salary plus a discretionary bonus. The discretionary bonus is based on accomplishment of personal, team, and enterprise objectives.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of the date of this SAI.

Accounts Managed by Portfolio Managers. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Garff	2	$0	3	$107.09	52	$230.44
Brad Jensen	2	$0	3	$107.09	52	$230.44
David Allen	2	$0	2	$62.92	39	$63.15
Chris Heyman	2	$0	1	$44.12	7	$37.63
*	Information provided is as of November 30, 2011.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Administration, Custody and Transfer Agency Agreements
The Bank of New York Mellon (the “Administrator”) serves as administrator, custodian and transfer agent for the Fund.  The principal address of the Administrator is 101 Barclay Street, New York, NY 10286. Under the Fund Administration and Accounting Agreement with the Trust (the “Administration Agreement”), the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services.  Under a custodian agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by it and to make payments for securities purchased by the Trust for the Fund.  Pursuant to a transfer agency and service agreement with the Trust, the Administrator acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust.

Distribution
Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as the principal underwriter and distributor of shares of the Fund.  The principal address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor has entered into agreement with the Trust pursuant to which it distributes shares of the Fund (the “Distribution Agreement”).  The Distributor continually distributes shares of the Fund on a best effort basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distribution Agreement will continue for two years from its effective date and is renewable annually.  Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and this SAI.  Shares in less than Creation Units are not distributed by the Distributor.  The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA.  The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.  The Distributor is not affiliated with the Trust, the Advisor, Sub-Advisor, or any stock exchange.

The Distribution Agreement for the Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan.  The Fund has adopted a Distribution Plan pursuant to 12b-1 under the 1940 Act.  Under the Distribution Plan, the Distributor, or designated service providers, may receive up to 0.25% of the Fund’s assets attributable to shares as compensation for distribution services. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Because the Fund is new, as of the date of this SAI, the Fund has not yet commenced operations and therefore did not pay the Distributor any fees for services provided pursuant to the terms of the Distribution Plan including: advertising, printing and mailing of prospectuses to other than current shareholders; compensation to underwriters; compensation to broker-dealers; compensation to sales personnel; interest, carrying, or other financing charges.

No distribution fees collected pursuant to a Rule 12b-1 plan are currently charged to the Fund; there are no plans to impose these fees, and no such fees will be charged for at least a year from the date this SAI.  However, in the event that distribution fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

Costs and Expenses.  The Fund bears all expenses of its operation other than those assumed by the Advisor or Sub-Advisor. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and fees and expenses paid to any securities pricing organization.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.  The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com.

CREATION AND REDEMPTION OF CREATION UNITS

Creation
The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit.  The consideration for purchase of a Creation Unit of the Fund generally consists of an in-kind deposit of a designated portfolio of securities – the “Deposit Securities” -- per each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash -- the Cash Component -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Advisor with a view to the investment objective of the Fund.  In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a “cash in lieu” amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (25,000 in the case of the Fund). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m. Eastern Time) (“Closing Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date”. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using the Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern Time on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 4:00 p.m., or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee*
Accuvest Global Opportunities ETF	$500

*
To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 am, Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced by the Administrator on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee”. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee*
Accuvest Global Opportunities ETF	$500

*
To the extent a Creation Unit consists of more than 100 securities, an additional Redemption Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating NAV.”

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of per share for the Fund is calculated by the Administrator and determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing the Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded.  Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price.  Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Sub-Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends for the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Federal Income Taxes
The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

RIC Modernization Act
Congress passed the Regulated Investment Company Modernization Act on December 22, 2010 (the “RIC Modernization Act”) which makes certain beneficial changes for regulated investment companies (“RICs”) under subchapter M of the Code and their shareholders, some of which are referenced below. In general, the RIC Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests described below. Additionally, the RIC Modernization Act allows capital loses to be carried forward indefinitely, and retain the character of the original loss, exempts certain RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of income and gains.

Regulated Investment Company (RIC) Status
The Fund will seek to qualify for treatment as a RIC under the Code.  Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses), the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s investments in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the “Asset Test”).

If the Fund fails to satisfy the qualifying income or diversification requirements to qualify as a RIC in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  If the Fund fails to qualify as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income (for tax years ending prior to December 31, 2012). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

For taxable years beginning after December 22, 2010, the Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The recently enacted RIC Modernization Act changed the treatment of capital loss carryovers for RICs. The new rules are similar to those that apply to individuals and provide that such losses are carried over by the Fund indefinitely. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Different rules apply to pre-enactment net capital losses which can only be carried forward to offset capital gains realized during the eight years following the year of the loss and are treated as a short-term capital loss in the year to which it is carried. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for the Fund, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Fund Distributions
The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).  Dividends received by the Fund from an Underlying ETF taxable as a RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such Underlying ETF.

In order for some portion of the dividends received by the Fund shareholder of the Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares.  The Fund’s shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund.  Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).

Sale or Redemption of Shares
Sales and redemptions of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

All or a portion of any loss realized upon the sale or redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption.  Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares.  In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

Investment in Certain Underlying ETFs and Certain Direct Fund Investments
The Fund intends to invest in Underlying ETFs that are taxable as RICs under the Code.  Accordingly, the income the Fund receives from such Underlying ETFs should satisfy the qualifying income test with respect to the Fund’s qualification as a RIC.  The Fund may also invest in one or more Underlying ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income.  Similarly, the Fund may make certain direct investments (such as investments in exchange traded notes) that may produce non-qualifying income. The sub-advisor and advisor anticipate monitoring its investments very closely to keep the Fund’s non-qualifying income within the acceptable limits, but it is possible that  such income may be more than anticipated such that it could cause the Fund to inadvertently fail the 90% Test thereby causing the fund to fail to qualify as a RIC.

Options, Swaps and Other Complex Securities
The Underlying ETFs may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Underlying ETFs are treated as ordinary income or capital gain, accelerate the recognition of income to the Underlying ETFs and/or defer the Underlying ETFs’ ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Underlying ETFs will be required to include as part of its current income the imputed interest on such obligations even though the Underlying ETFs have not received any interest payments on such obligations during that period.  Because the Underlying ETFs are taxable as RICs and the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell assets to distribute such imputed income which may occur at a time when the Sub-Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

The Underlying ETFs are required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year.  Options on “broad based” securities indices are classified as “non-equity options” under the Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

Dividends and interest received by the Underlying ETFs’ holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Underlying ETFs meet certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the Underlying ETFs should be eligible to file an election with the Internal Revenue Service (“IRS”) that may enable their shareholders, including the Fund in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid the Underlying ETF, subject to certain limitations. If the Fund qualifies as a “qualified fund of funds” under the Code it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits or deductions to its shareholders. The Fund will be treated as a “qualified fund of funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs. The Fund expects to satisfy the requirements to be treated as a “qualified fund of funds” under the Code.

The Underlying ETFs’ transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Underlying ETFs (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Underlying ETFs and defer losses. These rules could therefore affect the character, amount and timing of distributions to the Underlying ETFs shareholders, including the Fund. These provisions also may require the Underlying ETFs to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Underlying ETFs to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements, if applicable, for avoiding income and excise taxes.

If the Underlying ETFs own shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFIC,” the Underlying ETFs will be subject to one of the following special tax regimes: (i) the Underlying ETFs are liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Underlying ETFs as a dividend to its shareholders; (ii) if the Underlying ETFs were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Underlying ETFs would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Underlying ETFs’ pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Underlying ETFs; or (iii) the Underlying ETFs may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Back-Up Withholding
In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who:  (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

Foreign Shareholders
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the taxable years of the Fund beginning before January 1, 2012, “interest-related dividends” and “short-term capital gain dividends” generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such interest-related dividends and short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

For taxable years beginning after December 31, 2013, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds from the sale of Fund shares received by shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.

In order for a foreign shareholder to qualify for an exemption from backup withholding, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

A beneficial holder of Fund shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Foreign shareholders are encouraged to consult their tax advisor prior to investing in the Fund.

Taxes on Creation and Redemptions of Creation Units
A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit.  The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Tax-Exempt Shareholders
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”).  Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders.  However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in the Fund where, for example, (i) the Underlying ETFs invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing the Underlying ETFs from holding investments in REITs that hold residual interests in REMICs, and the Fund may do so.  The IRS has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes
The Fund may be subject to tax or taxes in certain states where the Fund does business.  Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Other Tax Considerations
Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, and foreign taxes.

OTHER INFORMATION

Portfolio Holdings
The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund’s Advisor, Sub-Advisor, principal underwriter, or any affiliated person of the Fund, the Advisor, Sub-Advisor, or the principal underwriter.

Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market.  This information typically reflects the Fund’s anticipated holdings on the following business day.  Daily access to information concerning the Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor, Sub-Advisor, and other service providers, such as the Administrator, and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund’s current registration statement. As of the date of this SAI, the Fund has not yet commenced operations and therefore, did not disclose portfolio holdings information to any individual or entity.  Once the Fund commences operations it expects to disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund’s Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Fund, the Advisor, the Sub-Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Fund’s Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisors Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Fund reserves the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion.  For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Fund and does not mean the cash investments and other investment positions (collectively, other investment positions) held by the Fund, which are not disclosed.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

Voting Rights
Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.  You receive one vote for every full Fund share owned. The Fund or class of the Fund, if applicable, will vote separately on matters relating solely to that Fund or class.  All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act.  However, a meeting may be called by shareholders owning at least 50% of the outstanding shares of the Trust.  If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting.  Shareholder inquiries can be made by calling 877.843.3831 or by writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814.

Shareholder Inquiries
Shareholders may visit the Trust’s web site at www.advisorshares.com or call 877.843.3831 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

The Bank of New York Mellon (the “Custodian”), located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian (the “Custody Agreement”).  Under the Custody Agreement, the Custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund has not yet commenced operations and therefore, it does not have any Financial Statements.

APPENDIX A

Accuvest Global Advisors

Policy

Proxy Voting

Introduction

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

AGA votes proxies for clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.  Any questions about this document should be directed to the CCO.

Policy

In the case where AGA votes proxies, it is the policy of AGA to vote client proxies in the interest of maximizing Shareholder Value.  To that end, AGA will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable AGA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

CCO shall maintain a list of all clients for which it votes proxies.  The list will be maintained either in electronically and updated by the CCO for new clients and amendments.  CCO will notify PM of client accounts requiring proxy voting.

1.
PM shall work with the client to ensure that AGA is the designated party to receive proxy voting materials from companies or intermediaries.  To that end, new account forms of broker-dealers/custodians will state that PM should receive this documentation.   The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

2.
The CCO and/or PM shall receive all proxy voting materials from the custodian in either hard copy or electronic form and will be responsible for ensuring that proxies are voted and submitted in a timely manner.  PM will respond to all proxy via hard copy format or electronic form.

3.	The PM will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the PM shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies of clients who have selected a third party to vote proxies, and whose proxies were received by AGA, shall be forwarded to the designee for voting and submission.

Proxies received after the termination date of a client relationship will not be voted.  Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to AGA.

4.
The CCO and PM will reasonably try to assess any material conflicts between AGA’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.  The CCO will document any conflict of interest identified with proxy voting.

So long as there are no material conflicts of interest identified, PM will vote proxies according to the policy set forth above.  PM may also elect to abstain from voting if it deems such abstinence in its clients’ best interests.  The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.  AGA will not rely upon any third party advisor to vote or make recommendations regarding the voting of proxies.

5.
AGA is not required to vote every client proxy and such should not necessarily be construed as a violation of AGA’s fiduciary obligations.  AGA shall at no time ignore or neglect its proxy voting responsibilities.  However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person).  Such position also complies with Interpretive Bulletin 94-2 of the DOL.

6.
The PM shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which AGA believes it may be in its clients’ best interest for AGA not to vote a particular proxy.

7.
If the CCO and/or PM detect a conflict of interest, AGA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which AGA should vote on the proposal.  The proxy voting service’s or consultant’s determination will be binding on AGA.

8.	The PM shall collect and submit the proxy votes in a timely manner. CCO will maintain a data base of due dates for each clients proxy voting.

9.
The CCO will document any attempts by AGA’s personnel to influence the voting of client proxies in a manner that is inconsistent with AGA’s Policy.  Such report shall be given to, AGA’s outside counsel, Hodgson Russ, LLP by the CCO.

10.	All proxy votes will be recorded and some or all of the following information will be maintained:

a.	The name of the issuer of the portfolio security;

b.	The exchange ticker symbol of the portfolio security;

c.	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

d.	The shareholder meeting date;

e.	The number of shares AGA is voting on firm-wide;

f.	A brief identification of the matter voted on;

g.	Whether the matter was proposed by the issuer or by a security holder;

h.	Whether or not AGA cast its vote on the matter;

i.	How AGA cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

j.	Whether AGA cast its vote with or against management; and

k.	Whether any client requested an alternative vote of its proxy.

In the event that AGA votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires AGA to vote a certain way on an issue, while AGA deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest

Although AGA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

•
Conflict: AGA retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in AGA’s client portfolios.  The similar conflicts of interest exist in this relationship as discussed above.

•	Conflict: AGA’s employees do not maintain personal and/or business relationships (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.

•
Conflict:  AGA or an employee(s) personally owns a significant number of an issuer’s securities that are also held in AGA’s client portfolios.  For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee(s) could oppose voting the proxies according to the policy and successfully influence AGA to vote proxies in contradiction to the policy.

•
Conflict:  AGA or its affiliate has a financial interest in the outcome of a vote, such as when AGA receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

•	Resolution: Upon the detection of a material conflict of interest, the procedure described under Item 7 of the Procedures for Identification and Voting of Proxies section above will be followed.

AGA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the CCO and/or PM of any material conflict that may impair AGA’s ability to vote proxies in an objective manner.  Upon such notification, the CCO will notify its current legal counsel of the conflict who will recommend an appropriate course of action.

In addition, any attempts by others within AGA to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO.  The CCO should then report the attempt to the firm’s legal counsel.

The CCO should, as necessary, report to AGA’s legal counsel all conflicts of interest that arise in connection with the performance of AGA’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any).  The CCO will use the form included as Attachment A to this document.  This information can lead to future amendments to this proxy voting policy and procedure.

Recordkeeping

AGA must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business.  The CEO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•	Any request, whether written (including e-mail) or oral, received by any employee of AGA, must be promptly reported to the CCO and/or PM.

•
In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the CCO and/or PM will distribute to any client requesting proxy voting information the complete proxy voting record of AGA for the period requested Within 15 days of the initial request. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.1

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Adviser AGA.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

________________________
1
For clients who have provided AGA with specific direction on proxy voting, the CCO and/or PM will review the proxy voting record and permanent file in order to identify those proposals voted differently than how AGA voted clients not providing direction.

•
Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days).  Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.  A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy Voting Policy and Procedures:

•	Proxy Voting Policy and Procedures.

Proxy statements received regarding client securities:

•	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: AGA is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•	AGA Proxy Voting Record.

•	Documents prepared or created by AGA that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•
Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

•
The CCO or designated employee will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation

As a matter of practice, it is AGA’s policy to not reveal or disclose to any client how AGA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.  AGA will never disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any employee accept any remuneration in the solicitation of proxies.  The CCO shall handle all responses to such solicitations.